ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
Loan payable	$ 3,000
Accrued professional fee	2,215	$ 2,698
Individual income tax payable	2,207	2,207
Used car services payables	419	3,333
Other taxes payable	181	5,120
Others	1,357	1,133
Total	$ 9,379	$ 14,491